Exhibit 99.2

2Q 2026 Investor Presentation

Contents 1 Page Disclosure 2 Performance Metrics 3 Differentiating Factors 7 Loans and Deposits 12 Selected Financial Information and Guidance 19

2 Disclosure This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook, business, share repurchases under the share repurchase program, dividend payments and statements related to the completion of the public offering of common stock and the anticipated use of proceeds from the public offering of common stock. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Federal Reserve and other regulatory bodies; an unexpected deterioration in the performance of our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; global pandemics, or localized epidemics, could adversely affect the Company’s financial condition and results of operations; potential recessionary conditions, including the related effects on our borrowers and on our financial condition and results of operations; an unanticipated loss of key personnel or existing clients, or an inability to attract key employees; increases in competitive pressures among financial institutions or from non-financial institutions which may result in unanticipated changes in our loan or deposit rates; unanticipated increases in FDIC insurance premiums or future assessments; legislative, tax or regulatory changes or actions, which may adversely affect the Company’s business; impacts related to or resulting from regional and community bank failures and stresses to regional banks; changes in deposit flows, funding sources or loan demand, which may adversely affect the Company’s business; changes in accounting principles, policies or guidelines may cause the Company’s financial condition or results of operation to be reported or perceived differently; general economic conditions, including unemployment rates, either nationally or locally in some or all of the areas in which the Company does business, or conditions in the securities markets or the banking industry being less favorable than currently anticipated; inflation, which may lead to higher operating costs; declines in real estate values in the Company’s market area, which may adversely affect our loan production; an unexpected adverse financial, regulatory, legal or bankruptcy event experienced by our non-bank financial service clients or critical technology service providers; system failures or cybersecurity breaches of our information technology infrastructure and/or confidential information or those of the Company’s third-party service providers; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or clients; failure to maintain current technologies or technological changes that may be more difficult or expensive to implement than anticipated, and failure to successfully implement future information technology enhancements; the costs, including the possible incurrence of fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results; the current or anticipated impact of military conflict, terrorism or other geopolitical events; the successful implementation or consummation of new business initiatives, which may be more difficult or expensive than anticipated; the timely and efficient development of new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by clients; changes in consumer spending, borrowing or savings habits; the risks associated with adverse changes to credit quality; an unexpected failure to successfully manage our credit risk, nonperforming loan resolutions and the sufficiency of our allowance for credit losses; credit and other risks from borrower and depositor concentrations (e.g., by geographic area and by industry); difficulties associated with achieving or predicting expected future financial results; and the potential impact on the Company’s operations and clients resulting from natural or man-made disasters, wars, acts of terrorism, cyberattacks and pandemics, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Performance Metrics 3

Metropolitan Commercial Bank Holding Corporation

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

The Only True Mid-Sized, Publicly Traded Relationship Driven Commercial Bank Headquartered in NYC

	2Q 2026	1Q 2026
Closing Price	$98.76	$83.29
Market Cap	$1,224.16 M	$1,032.13 M
Book Value per Share	$78.11	$76.53
Tangible Book Value per Share	$77.32	$75.74
P/Book Value	1.26 x	1.09 x
P/Tangible Book Value[1]	1.28 x	1.10 x
P/E[2]	11.13 x	7.03 x
Assets	$8.9 B	$8.8 B
Loans	$7.3 B	$7.0 B
Deposits	$7.7 B	$7.7 B
Loans/Deposits	94.8 %	91.0 %
Net Interest Margin[2]	4.08 %	4.08 %
Net Charge-offs / Average Loans[2]	2.0 %	0.7 %
Efficiency Ratio	55.7 %	52.4 %
Pre-tax, Pre-Provision Net Revenue / Average Assets[1]	1.92 %	1.99 %
ROAA[2]	0.86 %	1.49 %
ROAE[2]	8.0 %	15.4 %
ROATCE[1,2]	8.1 %	15.6 %
CET1 Capital Ratio	12.9 %	13.2 %
Tier 1 Leverage Ratio	11.3 %	11.6 %
Total Risk Based Capital Ratio	14.0 %	14.6 %
TCE/TA[1] Ratio	10.8 %	10.6 %

Recent Events

- Increased quarterly common stock cash dividend from $0.25 per share to $0.35 per share.
- Completed multi-year Modern Banking in Motion Digital Transformation Implementation.
- Opened West Palm Beach branch June 9, 2026.

Nine Strategically Located Banking Centers

- Park Ave. Headquarters
- Garment District / Times Square
- Diamond District
- Upper East Side
- Boro Park, Brooklyn
- Great Neck, Long Island
- Lakewood, NJ
- Miami, FL
- West Palm Beach, FL (New)

Market data as of June 30, 2026 and March 31, 2026

[1] Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 26.

[2] Annualized.

4

Source: Bloomberg 1 Includes CNOB, DCOM, OCFC, PFS and VLY. 2 Cumulative shareholder return (change in stock price plus reinvested dividends). Outperformance versus Peers 50 100 150 200 250 300 350 400 450 3/30/2023 9/17/2023 3/6/2024 8/24/2024 2/11/2025 8/1/2025 1/19/2026 7/9/2026 Total Return Performance NYC Middle-Market Banks1, 2 KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 5 182 176 387 7/13/2026

Source: FactSet, S&P Global Market Intelligence. 1 CAGR from December 31, 2017 through March 31, 2026. 1* KRX and NYC Middle Market-Banks include growth resulting from acquisitions. 2 KRX Index represents median performance of the KBW Regional Banking Index constituents. 3 Includes CNOB, DCOM, OCFC, PFS and VLY. 4 Non-GAAP financial measure. See reconciliation to GAAP measure in the appendix to this presentation. 5 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through July 13, 2026. Pre-tax, pre-provision net revenue⁴CAGR¹ 2017-2026Q1 Financial Performance Outpacing Peers Since 2017 IPO Deposits CAGR 1 , 1* 2017–2026Q1 Loans CAGR 1 , 1* 2017–2026Q1 23.0% 9.3% 13.6% MCB KRX Index² NYC Middle-Market Banks³ 6 Share price performance since IPO⁵ November 7, 2017 Tangible book value per share⁴ CAGR¹ 2017–2026Q1 Earnings per share CAGR¹ 2017–2026Q1 13.3% 6.3% 4.7% MCB KRX Index² NYC Middle-Market Banks³ 21.5% 9.0% 13.6% MCB KRX Index² NYC Middle-Market Banks³ 21.4% 8.8% 13.1% MCB KRX Index² NYC Middle-Market Banks³ 16.3% 8.5% 3.1% MCB KRX Index² NYC Middle-Market Banks³ 177.6% 38.1% 18.2% MCB KRX Index² NYC Middle-Market Banks³

Differentiating Factors 7

Money Market & Savings, 77% Non-Int. Bearing Demand, 21% Time, 2% EB-5, Title & Escrow, and Charter Schools, 12% Municipal, 20% Bankruptcy Trustees, 6% Property Managers, 20% Deposits from Loan Customers, 18% Retail Deposits, 24% Skilled Nursing CRE and C&I, 44% Other C&I, 10% Other Owner Occupied CRE, 1% Non Owner Occupied CRE, 44% Consumer & 1-4 Family, 1% Highly Diversified Franchise Total Deposits $7.7B Manhattan, 16% Brooklyn, Bronx, Queens, 24% Long Is., 5% NJ, 10% FL, 16% Other US, 29% Loan Portfolio June 30, 2026 Total Loans $7.3B Total Deposits $7.7B Deposits June 30, 2026 Total Loans $7.3B • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Skilled Nursing Facilities ("SNF") highly insulated from economic cycles by state funded payments. • All other portfolios are well-diversified across multiple property types and industries • Branch-lite model driven by technology integrations and high-quality service. • We target industries that are in possession of, or have discretion over, large sums of money. • Diversification across deposit verticals is a key strategy for managing and reducing execution risk. • 2Q 2026 Cost of deposits: 2.57% 8

$66.6 $67.0 $73.6 $77.3 $85.3 $85.9 $90.4 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 9 1 Represents effective average daily Fed Funds rate. Well Managed Net Interest Margin Net Interest Margin Analysis Estimated Sensitivity of Annual Net Interest Income June 30, 2026 Net Interest Income $ millions 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 5.03% 5.15% 4.21% 3.64% 4.57% 4.78% 5.09% 4.73% 4.80% 5.33% 6.70% 6.53% 7.31% 7.18% 0.47% 0.58% 1.10% 0.43% 0.27% 0.49% 2.43% 3.22% 2.95% 2.58% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.53% 3.88% 4.08% 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 Average Fed Funds Rate¹ Average Loan Yield Average Total Cost of Deposits MCB Net Interest Margin ("NIM") 3.38% 1.68% -0.23% -0.58% -200 bps -100 bps +100 bps +200 bps

21.0% 19.5% 20.1% 19.9% 20.6% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 $6.8 $7.1 $7.4 $7.7 $7.7 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 9.1% 8.8% 8.9% 10.6% 10.8% 2Q 2025 3Q 20254Q 2025 1Q 2026 2Q 2026 Highly Liquid and Resilient Balance Sheet 74% Insured deposits Deposits ($ bn) TCE/TA Ratio1 Non-interest bearing Deposit % Deposit Profile at June 30, 2026 156% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating January 2026 10 $6.6 $6.8 $6.8 $7.0 $7.3 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Loans ($ bn) 1 Tangible Common Equity divided by Tangible Assets. Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 26. 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Relationship Driven Commercial Bank with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small and middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Modern Banking in Motion Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Our core competencies are: • Helping clients build and sustain generational wealth. • Offering a full range of banking and innovative financial services to businesses and individuals embracing an ever-evolving digital banking era. • Delivering enhanced client experiences through an innovative technology platform. • Providing modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. 11

Loans and Deposits 12

13 1 Before deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans. Loan Portfolio Growth and Diversification $7.3 billion Gross Loan Portfolio1, 2 June 30, 2026 | $ millions Diversified Loan Portfolio June 30, 2026 42% 6% 6% 6% 5% 5% 3% 3% 3% 7% 11% 42% CRE: Skilled Nursing Facility ("SNF") 6% CRE: Office 6% CRE: Hospitality 6% CRE: Multi-family 5% CRE: Retail 5% CRE: Mixed Use 3% CRE: Construction 3% CRE: Land 3% CRE: Charter Schools 2% CRE: Industrial 7% CRE: Other⁴ 11% C&I 1% Consumer & 1-4 Family $3,162 $3,201 $3,147 $3,216 $3,255 $2,353 $2,547 $2,713 $2,851 $3,169 $1,016 $953 $872 $903 $831 $100 $99 $97 $95 $94 $6,631 $6,800 $6,829 $7,065 $7,349 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied* Average 2Q 2026 Yield: 7.18% CRE/RBC ratio3 : 304.1%

17% 16% 10% 9% 8% 7% 5% 3% 25% 17% Manhattan 16% Florida 10% Brooklyn 9% New Jersey 8% Queens 7% Bronx 5% Long Island 3% Other NY 25% Other States 48% 7% 7% 6% 6% 5% 4% 4% 11% 48% Skilled Nursing Facilities 7% Office 7% Hospitality 6% Multifamily 6% Retail 5% Mixed Use 4% Land 4% Construction 2% Industrial 11% Other CRE Relationship-Based Commercial Real Estate Lending 14 Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics June 30, 2026 • Weighted average LTV of 63% • Owner occupied – 49% Composition by Type June 30, 2026 Composition by Region June 30, 2026 Vast majority of loans are originated through direct relationships or existing client referrals. Total CRE loans: $6.4 billion

$246 $229 $219 $207 $210 $244 $237 $212 $252 $186 $170 $162 $140 $118 $101 $107 $104 $91 $92 $82 $77 $86 $75 $90 $108 $73 $65 $60 $61 $60 $30 $27 $26 $27 $11 $69 $43 $49 $56 $73 $1,016 $953 $872 $903 $831 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance Expertise in Specific Verticals Drive Commercial & Industrial Lending 15 C&I Composition June 30, 2026 Target Market June 30, 2026 • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage 25% 22% 13% 12% 10% 7% 10% 25% Finance & Insurance 22% Skilled Nursing Facilities 13% Services 12% Individuals 10% Other Healthcare 7% Wholesale 1% Manufacturing 10% Other 1 Certain prior period amounts adjusted to conform to current presentation. C&I Portfolio1 $831 mm June 30, 2026 | $ millions

Diversified Healthcare Portfolio

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999
MCB LISTED NYSE

Overview
June 30, 2026

- Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic.
- Stabilized SNF – 64% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Weighted average debt service coverage ratio is 2.0x.
- Transitional Non-stabilized SNF – are typically value-add opportunities that may have underlying issues that can be remediated. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's profitability and value. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF.

Healthcare Composition | June 30, 2026


C&I SNF
$186 mm
C&I Other
$82 mm
CRE SNF
$3.1 billion

Total Healthcare loans: **$3.3 billion**

C&I Healthcare Composition | June 30, 2026


68%
14%
8%
6%
2%
68% SNF
14% Home Health Care Services
8% Medical Labs
6% Outpatient Care Centers
2% Doctor Office
1% Ambulance Services
1% Continuing Care Retirement Communities

Total C&I Healthcare loans: **$268 mm**

16

Geographically Diversified Skilled Nursing Facility Portfolio

Overview
June 30, 2026

- CRE – Skilled Nursing Facilities ("SNF") – average LTV of 73%.
- Highly selective regarding the quality of SNF Operators that we finance.
- Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses.
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- New York had Medicaid reimbursement rate increases of 4.4% and 6.5% in 2024 and 2023, respectively.[1]
- Florida had Medicaid reimbursement rate increase of 8.0% in 2024, with an additional 8% in 2025.[1]

C&I Skilled Nursing Facility Exposure by State
June 30, 2026



26%
24%
18%
7%
7%
18%
Total C&I SNF loans: $186 mm
26% New York
24% Florida
18% New Jersey
7% Indiana
7% Tennessee
18% Other

CRE Skilled Nursing Facility Exposure by State
June 30, 2026



25%
23%
12%
9%
6%
25%
Total CRE SNF loans: $3.1 billion
25% Florida
23% New York
12% New Jersey
9% North Carolina
6% Indiana
25% Other States

[1] Source: Zimmet Healthcare Services Group LLC

17

$2,082 $2,053 $2,081 $2,004 $1,858 $1,266 $1,294 $1,306 $1,332 $1,372 $351 $413 $425 $429 $437 $1,279 $1,409 $1,439 $1,520 $1,563 $1,260 $1,340 $1,478 $1,659 $1,548 $553 $564 $648 $795 $953 $6,791 $7,073 $7,377 $7,739 $7,731 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 EB-5, Title & Escrow, & Charter Schools Municipal Property Managers Bankruptcy Trustees Deposits from Loan Customers Retail Deposits $7.7 Billion Total Deposits June 30, 2026 | $ millions* Deposit Composition * Certain prior period amounts adjusted to conform to current presentation. 18

Selected Financial Information 19

Proven High Growth Business Model Loans1 | $ millions $3,830 $6,436 $5,278 $5,737 $5,983 $7,377 $7,731 2020 2021 2022 2023 2024 2025 Q2 2026 Deposits | $ millions $142 $181 $256 $251 $277 $315 $182 2020 2021 2022 2023 2024 2025 YTD 2026 Revenue | $ millions $39 $60 $59 $77 $67 $71 $51 2020 2021 2022⁴ 2023⁵ 2024⁶ 2025 YTD 2026 Net Income | $ millions $3,137 $3,732 $4,841 $5,625 $6,034 $6,810 $7,329 2020 2021 2022 2023 2024 2025 Q2 2026 20 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2020 through June 30, 2026. 3 CAGR from December 31, 2020 through December 31, 2025. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $5.5 million reversal of the regulatory settlement reserve. 6 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024

Return on Average Assets Highly Profitable, Scalable Model * Annualized 1 Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 26. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve. 4 Includes a $5.5 million reversal of the regulatory settlement reserve. ⁵ Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024. Efficiency ratio2 12.9% 15.2% 10.4% 12.6% 9.7% 9.8% 11.5% 2020 2021 2022³ 2023⁴ 2024⁵ 2025 YTD 2026* ROATCE1 52.5% 48.3% 58.2% 52.5% 62.7% 55.9% 54.1% 2020 2021 2022³ 2023⁴ 2024⁵ 2025 YTD 2026* Net Interest Margin 3.26% 2.77% 3.49% 3.49% 3.53% 3.88% 4.08% 2020 2021 2022 2023 2024 2025 YTD 2026* 21 1.02% 1.06% 0.90% 1.19% 0.91% 0.90% 1.16% 2020 2021 2022 2023 2024 2025 YTD 2026*

0.20% 0.28% 0.00% 0.92% 0.54% 1.28% 0.91% 2020 2021 2022 2023 2024 2025 Q2 2026 Non-Performing Loans/Loans Credit Metrics NCOs/Average Loans ACL/Loans Non-Performing Loans/ACL 0.01% 0.13% 0.00% 0.02% 0.00% 0.06% 1.35% 2020 2021 2022 2023 2024 2025 YTD 2026¹ 1.13% 0.93% 0.93% 1.03% 1.05% 1.43% 0.85% 2020 2021 2022 2023* 2024 2025 Q2 2026 18.0% 29.6% 0.0% 89.5% 51.5% 89.5% 108.0% 2020 2021 2022 2023* 2024 2025 Q2 2026 22 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023. 1 Annualized

Capital Ratios* Common Equity Tier 1 Capital Ratio 10.1% 14.1% 12.1% 11.5% 11.9% 10.7% 12.9% 2020 2021 2022¹ 2023² 2024³ 2025 Q2 2026 Minimum to be "Well Capitalized" (8%) * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve. 2 Includes a $5.5 million reversal of the regulatory settlement reserve. 3 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024. ⁴ Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 26. Tier 1 Leverage Ratio 8.5% 8.5% 10.2% 10.6% 10.8% 9.5% 11.3% 2020 2021 2022¹ 2023² 2024³ 2025 Q2 2026 Minimum to be "Well Capitalized" (5%) 12.7% 16.1% 13.4% 12.8% 13.3% 12.3% 14.0% 2020 2021 2022¹ 2023² 2024³ 2025 Q2 2026 Minimum to be "Well Capitalized" (10%) Total Risk-Based Capital Ratio TCE / TA4 7.5% 7.7% 9.0% 9.2% 9.9% 8.9% 10.8% 2020 2021 2022¹ 2023² 2024³ 2025 Q2 2026 23

Conservatively Underwritten, Geographically Diversified CRE Office Portfolio 24 Office by Region June 30, 2026 47% 14% 5% 28% 4% 47% Manhattan 14% Brooklyn 5% Queens 2% Bronx 28% NY Metro Area (outside NYC) 4% Non NY Metro Area Overview June 30, 2026 • Total Office loans: $463mm • Weighted average LTV of 51% • Weighted average occupancy rate of 77%* • Weighted average debt service coverage ratio of 1.7x* • Manhattan loans originated since March 2022 is 100% • Owner-occupied is 9.2% • Varying levels of recourse on approximately 66% of loans * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 62%. Occupancy by Region June 30, 2026 Maturity Schedule June 30, 2026| $ millions 37% 79% 70% 42% 88% 81% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens² Brooklyn Manhattan 2026 2027 Thereafter Total Outstanding Balance $83 $243 $137 $463 Commitment Amount $84 $254 $137 $475 Avg. Commitment Size $8 $16 $7 $10 LTV1 44% 54% 49% 51% Nonperforming 0% 0% 0% 0% WAC 6.3% 6.0% 6.5% 6.2%

Conservatively Underwritten Multi-family Portfolio

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Overview
June 30, 2026 | $ millions

- Total Multi-family loans: **$414mm**
- Weighted average LTV of 53%
- Recourse on 67% of Total; recourse on 95% of Transitional
- Rent regulated 42% of Total
- Rent regulated have weighted average LTV of 44%
- Stabilized weighted average debt service coverage ratio of 1.9x

Origination Vintage
June 30, 2026

% of $414mm Outstanding Balance



2%
14%
84%
2017 - 2019
2020 - 2021
2022 - 2026

Stabilized[1] Maturity Schedule
June 30, 2026 | $ millions

	2026	2027	Thereafter	Total
Outstanding Balance	$104	$38	$125	$267
Commitment Amount	$105	$38	$131	$274
Avg. Loan Size	$7	$5	$5	$5
LTV[2]	64%	53%	34%	48%
Rent Regulated[2]	64%	53%	56%	59%
With Recourse[2]	81%	45%	28%	51%
Nonperforming	0%	0%	0%	0%
WAC	6.4%	5.2%	4.8%	5.5%

Transitional[1] Maturity Schedule
June 30, 2026 | $ millions

	2026	2027	Thereafter	Total
Outstanding Balance	$49	$55	$43	$147
Commitment Amount	$49	$60	$43	$152
Avg. Commitment Size	$3	$18	$14	$7
LTV[2]	54%	75%	53%	62%
Rent Regulated[2]	33%	0%	0%	11%
With Recourse[2]	86%	100%	100%	95%
Nonperforming	44%	0%	0%	15%
WAC	5.4%	6.4%	6.1%	6.0%

[1] Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon.
[2] Based on Outstanding Balance.

25

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

Reconciliation of GAAP to Non-GAAP Measures

$ thousands, except per share data	**Q2 2026**	**Q1 2026**	**For Year Ending** **2025**	**2024**	**2023**	**2022**
Average assets	$ 8,971,646	$ 8,566,759	$ 7,880,760	$ 7,293,445	$ 6,506,614	$ 6,621,631
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$ 8,961,913	$ 8,557,026	$ 7,871,027	$ 7,283,712	$ 6,496,881	$ 6,611,898
Average equity	$ 965,023	$ 828,131	$ 732,611	$ 694,154	$ 621,006	$ 578,787
Less: Average preferred equity	—	—	—	—	—	—
Average common equity	965,023	828,131	732,611	694,154	621,006	578,787
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 955,290	$ 818,398	$ 722,878	$ 684,421	$ 611,273	$ 569,054
Total assets	$ 8,858,683	$ 8,844,124	$ 8,255,716	$ 7,300,749	$ 7,067,672	$ 6,267,337
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733
Tangible assets	$ 8,848,950	$ 8,834,391	$ 8,245,983	$ 7,291,016	$ 7,057,939	$ 6,257,604
Total Equity	$ 968,166	$ 948,339	$ 743,112	$ 729,827	$ 659,021	$ 575,897
Less: preferred equity	—	—	—	—	—	—
Common Equity	968,166	948,339	733,379	729,827	659,021	575,897
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733
Tangible common equity (book value)	$ 958,433	$ 938,606	$ 733,379	$ 720,094	$ 649,288	$ 566,164
Tangible common equity (book value) divided by:	$ 958,433	$ 938,606	$ 733,379	$ 720,094	$ 649,288	$ 566,164
Tangible assets	$ 8,848,950	$ 8,834,391	$ 8,245,983	$ 7,291,016	$ 7,057,939	$ 6,257,604
Tangible common equity (book value) to Tangible assets	10.8%	10.6%	8.9%	9.9%	9.2%	9.0%
Net income divided by:	$ 19,223	$ 31,426	$ 71,098	$ 35,121	$ 77,268	$ 59,425
Average tangible common equity	$ 955,290	$ 818,398	$ 722,878	$ 684,421	$ 611,273	$ 569,054
Return on average tangible common equity*	11.5%	15.6%	9.8%	5.1%	12.6%	10.4%
Common shares outstanding	12,395,278	12,392,035	10,088,617	11,197,625	11,062,729	10,949,965
Book value per share (GAAP)	$ 78.11	$ 76.53	$ 73.66	$ 65.18	$ 59.57	$ 52.59
Tangible book value per share (non-GAAP)	$ 77.32	$ 75.74	$ 72.69	$ 64.31	$ 58.69	$ 51.70
Total Revenue (GAAP)	$ 93,010	$ 88,490	$ 315,106	$ 276,913	$ 250,739	$ 255,751
Less: Non-interest expense	51,802	46,400	176,005	173,575	131,538	148,737
Less: Gain (loss) on sale of securities	—	—	674	—	—	—
Pre-tax, pre-provision net revenue	$ 41,208	$ 42,090	$ 138,427	$ 103,338	$ 119,201	$ 107,014

***Periods less than one year are annualized.**

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

[1] Tangible common equity divided by common shares outstanding at period-end.
[2] Total revenues equal net interest income plus non-interest income.

26

Reconciliation of GAAP to Non-GAAP Measures, Continued

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

$ thousands, except per share data	2021	2020	2019	2018	2017
	For Year Ending				
Average assets	$ 5,724,230	$ 3,863,013	$ 2,846,959	$ 1,951,982	$ 1,524,202
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$ 5,714,497	$ 3,853,280	$ 2,837,226	$ 1,942,249	$ 1,514,469
Average equity	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	4,585	5,502	5,502	5,502	5,502
Average common equity	408,627	315,115	277,102	245,528	127,960
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$ 7,116,358	$ 4,330,821	$ 3,357,572	$ 2,182,644	$ 1,759,855
Less: intangible assets	9,733	9,733	9,733	9,733	9,733
Tangible assets	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Total Equity	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	—	5,502	5,502	5,502	5,502
Common Equity	556,989	335,285	293,622	259,015	231,382
Less: intangible assets	9,733	9,733	9,733	9,733	9,733
Tangible common equity (book value)	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Tangible common equity (book value) divided by:	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Tangible assets	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Tangible common equity (book value) to Tangible assets	7.7%	7.5%	8.5%	11.5%	12.7%
Net income divided by:	$ 60,555	$ 39,466	$ 30,134	$ 25,554	$ 12,369
Average tangible common equity	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Return on average tangible common equity*	15.2%	12.9%	11.3%	10.8%	10.5%
Common shares outstanding	10,920,569	8,295,272	8,312,918	8,217,274	8,196,310
Book value per share (GAAP)	$ 51.00	$ 40.42	$ 35.32	$ 31.52	$ 28.23
Tangible book value per share (non-GAAP)	$ 50.11	$ 39.25	$ 34.15	$ 30.34	$ 27.04
Total Revenue (GAAP)	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Non-interest expense	87,312	74,518	59,955	43,471	32,745
Less: Gain (loss) on sale of securities	609	3,286	—	(37)	—
Pre-tax, pre-provision net revenue	$ 92,777	$ 64,120	$ 48,284	$ 39,743	$ 30,637

*Periods less than one year are annualized.

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

[1] Tangible common equity divided by common shares outstanding at period-end.
[2] Total revenues equal net interest income plus non-interest income.

27